Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports ROAA of 1.09% and ROAE of

11.90% for 3Q2022
MIAMI – October 27, 2022 – USCB Financial Holdings, Inc. (the “Company”) (NASDAQ: USCB) , the holding company for U.S.
Century

Bank

(the

“Bank”),

reported

net

income

of

$5.6

million

or

$0.28

per

diluted

Class

A

share

for

the

three

months

ended
September 30, 2022, compared

with net income of

$6.6 million or $5.11

loss and $1.02 loss per

diluted share for

Class A and Class

B
common stock, respectively,

for the same period in 2021. On December 21, 2021, the Company agreed to exchange all the outstanding
shares of Class B common stock for Class A common

stock at a ratio of 1 share of Class A common

stock for each 5 shares of Class B
common stock. As of December 31, 2021, the Company’s

only class of securities issued and outstanding was Class A common stock.
“We are pleased to report

another quarter of

strong financial performance

during the third

quarter of 2022.

Our loan and

deposit activities
remain strong, with total

assets and loans growing

16.1% and 21.7%, respectively,

from September 30, 2021.

Even with the changing
economic

outlook

and all

the uncertainty,

our

ability to

attract and

retain clients

continues to

fuel outsized

growth.”

said Luis

de la
Aguilera, President and Chief Executive Officer.

“On

September

28,

2022,

Hurricane

Ian

made

landfall

in

Florida

as

a

category

4

hurricane

affecting

some

areas

of

the

state

with
significant

flooding,

wind

damage

and

power

outages.

The

Company

has

assessed

the

impact

of

the

hurricane

on

our

borrowers,
including the value of collateral underlying our loans and the financial condition of our borrowers impacted by the storm. Management
visited the

3 counties

most impacted

by the storm

(Lee, Charlotte,

and Collier

counties) and

observed negligible

to no damage

to our
clients’ properties.

We had 9 yachts

in the path of the storm and are happy to report

that all owners of the vessels reported no damage.

Additionally, we have

received no requests for loan modifications.”
Unless otherwise stated, all percentage comparisons

in the bullet points below are calculated

for the quarter ended September 30, 2022
compared to the quarter ended September 30, 2021 and annualized where appropriate.
Profitability
•
Annualized return on average assets for the quarter

ended September 30, 2022 was 1.09% compared to 1.50

%

for the third quarter
of 2021.
•
Annualized return on average stockholders’ equity for the quarter ended September

30, 2022 was 11.90% compared to 13.41% for
the third quarter of 2021.
•
The efficiency ratio for the quarter ended September 30,

2022 was 54.58% compared to 50.92% for the third quarter of 2021.
•
Net interest margin increased to 3.47% for the quarter ended September

30, 2022 compared to 3.19% for the third quarter of 2021.
•
Net interest income

before provision for

credit losses was

$16.8 million for

the quarter ended

September 30, 2022, an

increase of
$3.3 million or 24.5% compared to the third quarter of 2021.
Balance Sheet
•
Total assets were $2.0 billion

at September 30, 2022,

representing an increase

of $282.4 million or

16.1%

from September 30, 2021.
•
Total loans were $1.4 billion at September 30, 2022, representing an increase of $255.1 million

or 21.7% from September 30,

2021.
•
Total

deposits were

$1.8

billion at

September 30, 2022,

representing an

increase of

$312.1 million or

21.0% from

September 30,
2021.
•
Total

stockholders’

equity

was

$177.4 million

at

September 30,

2022,

representing

a

decrease

of

$24.5

million

or

12.1%

from
September 30, 2021.

•
Total

stockholders’

equity

includes

unrealized

security

losses

of

$45.2

million

at

September 30,

2022

compared

to

unrealized
security gains of $1.2 million at September 30, 2021.

•
The Company

classified $74.4

million

of securities

to held-to-maturity

(HTM)

during the

quarter ended

September 30,

2022

to
protect tangible book value in a rising rate environment.
Asset Quality
•
The

allowance

for

credit

losses

increased

by

$1.7

million

to

$16.6 million

at

September 30,

2022

from

$14.9

million

at
September 30, 2021.
•
The allowance for credit losses represented 1.16% of total loans at September 30, 2022 compared to 1.27% at September 30, 2021.

•
Non-performing loans to total loans was 0.00% at September 30,

2022 and 2021.
Non-interest Income and Non-interest Expense
•
Non-interest

income was

$1.8

million

for

the

three

months

ended September 30,

2022,

a

decrease

of

$2.4

million

or 57.6%
compared to the same period in 2021.

•
Non-interest

expense

was

$10.1 million

for

the

three

months

ended

September 30,

2022,

an

increase

of

$1.1

million

or

12.5%
compared to the same period in 2021.

Capital
• As of September 30, 2022,
total risk-based capital ratios for the Company and the Bank were 13.65% and 13.58%,

respectively.
•
Tangible book value per common share

of $8.87 was

negatively affected by $2.26

due to unrealized security

losses at September 30,
2022.

At September 30, 2021, tangible book value of $10.10 was positively affected by $0.06 due to unrealized security gains.
Conference Call and Webcast

The Company will

host a conference

call on Friday,

October 28, 2022,

at 9:00 a.m. Eastern Time

to discuss the Company’s

unaudited
financial results

for the quarter

ended September 30, 2022.

To

access the conference

call, dial (866)

652-5200 (U.S. toll-free)

and ask
to join the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest community banks headquartered in

Miami, and one of

the largest community banks in

the state of Florida. U.S.

Century Bank
is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide range of

financial

products

and

services

and

supports

numerous

community

organizations,

including

the

Greater

Miami

Chamber

of
Commerce, the

South Florida Hispanic

Chamber of Commerce,

and ChamberSouth. For

more information or

to find a banking

center
near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings

release may contain

statements that are

not historical in

nature and are

intended to be,

and are hereby

identified as,

forward-
looking statements for

purposes of the safe

harbor provided by

Section 21E of

the Securities Exchange

Act of 1934,

as amended. The
words “may,”

“will,” “anticipate,” “should,”

“would,” “believe,”

“contemplate,” “expect,”

“aim,” “plan,”

“estimate,” “continue,”

and
“intend,”

as

well

as

other

similar

words

and

expressions

of

the

future,

are

intended

to

identify

forward-looking

statements.

These
forward-looking

statements

include

statements

related

to

our

projected

growth,

anticipated

future

financial

performance,

and
management’s long-term performance goals, as

well as

statements relating to

the anticipated effects

on results of

operations and financial
condition from expected developments or events, or business and growth strategies, including anticipated internal growth.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength

of the United States economy in general and the strength of the local economies in which we conduct operations;
• the continuation of the COVID-19 pandemic and its impact on us, our employees, customers and third-party service providers, and the ultimate extent of the impact of the pandemic and related government stimulus programs;

•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control environment;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
• legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the effects of the forthcoming implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the effects of

our lack of

a diversified loan

portfolio and concentration in

the South Florida

market, including the

risks of geographic,
depositor, and industry concentrations, including

our concentration in loans secured by real estate;
• the concentration of ownership of our Class A common stock;
• fluctuations in the price of our Class A common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, market, and monetary fluctuations;
•
increased competition and its effect on the pricing of our products and services as well as our margin;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from

expectations. Therefore, you

are cautioned not

to place undue

reliance on any

forward-looking statements. Further,
forward-looking

statements included

in this

earnings release

are made

only as

of the

date hereof,

and we

undertake no

obligation

to
update or

revise any

forward-looking statement

to reflect

events or

circumstances after

the date

on which

the statement

is made

or to
reflect the occurrence of unanticipated events, unless required to do so under the federal securities

laws. You should also review the risk
factors described in the reports the Company filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December 2021, the Bank

filed with the FDIC.
Non-GAAP Financial Measures
This earnings

release includes financial

information determined by

methods other than

in accordance with

generally accepted accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
underlying

performance

trends. Further,

management

uses these

measures

in managing

and

evaluating

the

Company’s

business

and
intends to

refer to

them in

discussions about

our operations

and performance.

Operating performance

measures should

be viewed

in
addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not

necessarily
comparable

to non-GAAP measures that

may be presented

by other companies.

To

the extent applicable,

reconciliations of these

non-
GAAP measures to the most directly

comparable GAAP measures can be

found in the ‘Non-GAAP Reconciliation

Tables’ included

in
the exhibits

to this earnings release.
You

should assume that all numbers are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended September 30, Nine Months Ended September 30,
2022 2021 2022 2021
Interest income:
Loans, including fees $ 15,954 $ 12,538 $ 42,989 $ 35,944
Investment securities 2,201 1,858 7,040 5,670
Interest-bearing deposits in financial institutions 322 38 474 77
Total interest income 18,477 14,434 50,503 41,691
Interest expense:
Interest-bearing checking 19 16 52 45
Savings and money market accounts 1,141 501 2,307 1,572
Time deposits 363 306 893 1,239
FHLB advances and other borrowings 180 140 456 415
Total interest expense 1,703 963 3,708 3,271
Net interest income before provision for credit losses 16,774 13,471 46,795 38,420
Provision for credit losses 910 - 1,615 (160)
Net interest income after provision for credit losses 15,864 13,471 45,180 38,580
Non-interest income:

Service fees 934 856 2,917 2,648
Gain (loss) on sale of securities available for sale, net (558) (70) (540) 179
Gain on sale of loans held for sale, net 330 532 686 1,519
Loan settlement - 2,500 161 2,500
Other non-interest income 1,083 399 2,127 1,208
Total non-interest income 1,789 4,217 5,351 8,054
Non-interest expense:
Salaries and employee benefits 6,075 5,313 17,863 15,804
Occupancy 1,281 1,192 3,802 3,990
Regulatory assessments and fees 269 317 708 690
Consulting and legal fees 604 357 1,519 915
Network and information technology services 488 358 1,323 1,198
Other operating expense 1,415 1,470 4,080 3,761
Total non-interest expense 10,132 9,007 29,295 26,358
Net income before income tax expense 7,521 8,681 21,236 20,276
Income tax expense 1,963 2,088 5,529 4,849
Net income 5,558 6,593 15,707 15,427
Preferred stock dividend - 542 - 2,077
Exchange and redemption of preferred shares - 89,585 - 89,585
Net income available to common stockholders $ 5,558 $ (83,534) $ 15,707 $ (76,235)
Allocation of net income (loss) per common stock class:
(1)
Class A $ 5,558 $ (77,278) $ 15,707 $ (65,747)
Class B $ - $ (6,256) $ - $ (10,488)
Per share information:
(1)
Class A common stock
(2)
Net income (loss) per share, basic $ 0.28 $ (5.11) $ 0.79 $ (8.57)
Net income (loss) per share, diluted $ 0.28 $ (5.11) $ 0.78 $ (8.57)
Class B common stock

Net loss per share, basic $ - $ (1.02) $ - $ (1.71)
Net loss per share, diluted $ - $ (1.02) $ - $ (1.71)
Weighted average shares outstanding:
Class A common stock
(2)

Basic 20,000,753 15,121,460 19,998,841 7,674,609
Diluted 20,148,208 15,121,460 20,178,089 7,674,609
Class B common stock
Basic - 6,121,052 - 6,121,052
Diluted - 6,121,052 - 6,121,052
(1)

For the three and nine months ended September

30, 2021, the allocation of net income available to

common stockholders was based on the weighted average shares outstanding per common share class to the total weighted

average shares outstanding during the period. The income allocation is calculated using the weighted average
shares outstanding of Class B common stock on an as-converted basis (20% per share equivalent to Class A common

stock).

(2)

For the nine months ended September 30, 2021, the

common stock outstanding, weighted average shares and

net income per share for the Class A common stock
have been adjusted to reflect the 1 for 5 reverse stock split that occurred in June 2021.

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021
Income statement data:
Net interest income $ 16,774 $ 15,642 $ 14,379 $ 14,076 $ 13,471
Provision for credit losses 910 705 - - -
Net interest income after provision for credit losses 15,864 14,937 14,379 14,076 13,471
Service fees 934 1,083 900 961 856
Gain (loss) on sale of securities available for sale, net (558) (3) 21 35 (70)
Gain on sale of loans held for sale, net 330 22 334 107 532
Gain on sale of other assets - - - 983 -
Loan settlement - - 161 - 2,500
Other income 1,083 515 529 558 399
Total non-interest income 1,789 1,617 1,945 2,644 4,217
Salaries and employee benefits 6,075 5,913 5,875 5,634 5,313
Occupancy 1,281 1,251 1,270 1,267 1,192
Regulatory assessments and fees 269 226 213 93 317
Consulting and legal fees 604 398 517 539 357
Network and information technology services 488 448 387 268 358
Other operating expense 1,415 1,315 1,350 1,518 1,470
Total non-interest expense 10,132 9,551 9,612 9,319 9,007
Net income before income tax expense 7,521 7,003 6,712 7,401 8,681
Income tax expense 1,963 1,708 1,858 1,751 2,088
Net income 5,558 5,295 4,854 5,650 6,593
Preferred stock dividend - - - - 542
Exchange and redemption of preferred shares - - - - 89,585
Net income (loss) available to common stockholders $ 5,558 $ 5,295 $ 4,854 $ 5,650 $ (83,534)
Allocation of net income (loss) per common stock class:
(1)

Class A $ 5,558 $ 5,295 $ 4,854 $ 5,650 $ (77,278)
Class B $ - $ - $ - $ - $ (6,256)
Per share information:
Class

A common stock

Net income (loss) per share, basic $ 0.28 $ 0.26 $ 0.24 $ 0.30 $ (5.11)
Net income (loss) per share, diluted $ 0.28 $ 0.26 $ 0.24 $ 0.30 $ (5.11)
Class B common stock
Net loss per share, basic $ - $ - $ - $ - $ (1.02)
Net loss per share, diluted $ - $ - $ - $ - $ (1.02)
Balance sheet data (at period-end):

Cash and cash equivalents $ 73,326 $ 83,272 $ 94,113 $ 46,228 $ 69,597
Securities available-for-sale $ 248,571 $ 339,464 $ 392,214 $ 401,542 $ 328,171
Securities held-to-maturity $ 178,865 $ 116,671 $ 122,361 $ 122,658 $ 99,866
Total securities $ 427,436 $ 456,135 $ 514,575 $ 524,200 $ 428,037
Loans held for investment
(2)
$ 1,431,513 $ 1,372,733 $ 1,258,388 $ 1,190,081 $ 1,176,412
Allowance for credit losses $ (16,604) $ (15,786) $ (15,074) $ (15,057) $ (14,900)
Total assets $ 2,037,453 $ 2,016,086 $ 1,967,252 $ 1,853,939 $ 1,755,011
Non-interest-bearing deposits $ 662,808 $ 653,708 $ 656,622 $ 605,425 $ 570,091
Interest-bearing deposits $ 1,133,834 $ 1,085,012 $ 1,056,672 $ 984,954 $ 914,498
Total deposits $ 1,796,642 $ 1,738,720 $ 1,713,294 $ 1,590,379 $ 1,484,589
FHLB advances and other borrowings $ 26,000 $ 66,000 $ 36,000 $ 36,000 $ 36,000
Total liabilities $ 1,860,036 $ 1,836,018 $ 1,775,213 $ 1,650,042 $ 1,553,093
Total stockholders' equity $ 177,417 $ 180,068 $ 192,039 $ 203,897 $ 201,918
Capital ratios:
(3)

Leverage ratio 9.48% 9.43% 9.47% 9.55% 9.69%
Common equity tier 1 capital 12.56% 12.65% 13.35% 13.70% 13.85%
Tier 1 risk-based capital 12.56% 12.65% 13.35% 13.70% 13.85%
Total risk-based capital

13.65% 13.74% 14.49% 14.92% 15.10%
(1)

The allocation of net income (loss) available to common

stockholders was based on the weighted average

shares outstanding per common share class to the total
weighted average shares outstanding during each period. The

income (loss) allocation is calculated using the weighted average shares outstanding of Class B common
stock on an as-converted basis (20% per share equivalent to

Class A common stock).

(2)

Loan amounts include deferred fees/costs.
(3)

The Company was formed during the quarter ended December

31, 2021. As such, the capital ratios for Q3 2022, Q2

2022, Q1 2022 and Q4 2021 are for the
Company and for Q3 2021 are for the Bank. The Company, as a small bank holding company, is not subject to regulatory capital requirements.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021
Average balance sheet data:
Cash and cash equivalents $ 77,887 $ 80,254 $ 99,911 $ 87,819 $ 116,622
Securities available-for-sale $ 331,206 $ 370,933 $ 385,748 $ 374,589 $ 346,407
Securities held-to-maturity $ 116,733 $ 120,130 $ 122,381 $ 114,108 $ 51,238
Total securities $ 447,939 $ 491,063 $ 508,129 $ 488,697 $ 397,645
Loans held for investment
(1)
$ 1,398,761 $ 1,296,476 $ 1,211,432 $ 1,158,755 $ 1,144,275
Total assets $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423
Interest-bearing deposits $ 1,107,129 $ 1,071,709 $ 1,023,844 $ 958,241 $ 912,330
Non-interest-bearing deposits $ 655,853 $ 644,975 $ 626,400 $ 603,735 $ 564,928
Total deposits $ 1,762,982 $ 1,716,684 $ 1,650,244 $ 1,561,976 $ 1,477,258
FHLB advances and other borrowings $ 43,935 $ 36,330 $ 36,011 $ 36,000 $ 36,000
Total liabilities $ 1,841,503 $ 1,781,784 $ 1,711,624 $ 1,625,675 $ 1,546,414
Total stockholders' equity $ 185,288 $ 186,597 $ 201,860 $ 202,362 $ 195,009
Performance ratios:
Return on average assets
(2)
1.09% 1.08% 1.03% 1.23% 1.50%
Return on average equity
(2)
11.90% 11.38% 9.75% 11.08% 13.41%
Net interest margin
(2)
3.47% 3.37% 3.22% 3.19% 3.19%
Non-interest income to average assets
(2)
0.35% 0.33% 0.41% 0.57% 0.96%
Efficiency ratio
(3)
54.58% 55.34% 58.88% 55.74% 50.92%
Loans by type (at period end):
(4)
Residential real estate $ 186,551 $ 203,662 $ 204,317 $ 201,359 $ 201,124
Commercial real estate $ 928,531 $ 843,445 $ 782,072 $ 704,988 $ 693,469
Commercial and industrial $ 121,145 $ 131,271 $ 134,832 $ 146,592 $ 137,486
Foreign banks $ 94,450 $ 84,770 $ 63,985 $ 59,491 $ 58,839
Consumer and other

$ 100,845 $ 109,250 $ 73,765 $ 79,229 $ 87,515
Asset quality data:

Allowance for credit losses to total loans 1.16% 1.15% 1.20% 1.27% 1.27%
Allowance for credit losses to non-performing loans - % - % - % 1,265% 82,778%
Non-accrual loans less non-accrual TDRs - - - 1,190 -
Non-accrual TDRs - - - - 18
Loans over 90 days past due and accruing - - - - -
Total non-performing loans
(5)
- - - 1,190 18
Non-performing loans to total loans - % - % - % 0.10% 0.00%
Non-performing assets to total assets - % - % - % 0.06% 0.00%
Net charge-offs (recoveries of) to average loans
(2)
0.03% (0.00)% (0.01)% (0.05)% (0.02)%
Net charge-offs (recovery of) credit losses 91 (7) (17) (157) (51)
Interest rates and yields:
(2)

Loans 4.53% 4.35% 4.35% 4.32% 4.29%
Investment securities

1.94% 2.04% 1.85% 1.81% 1.86%
Total interest-earning assets 3.82% 3.60% 3.43% 3.41% 3.43%
Deposits 0.34% 0.21% 0.20% 0.21% 0.22%
FHLB advances and other borrowings 1.63% 1.53% 1.54% 1.51% 1.52%
Total interest-bearing liabilities 0.59% 0.38% 0.37% 0.38% 0.40%
Other information:
Full-time equivalent employees 191 192 190 187 184
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same for the dates presented since there were no impaired investments or other
real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended September 30,
2022 2021
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,398,761 $ 15,954 4.53% $ 1,144,275 $ 12,538 4.29%
Investment securities
(3)
450,514 2,201 1.94% 399,745 1,858 1.86%
Other interest-earnings assets 70,540 322 1.81% 109,639 38 0.14%
Total interest-earning assets 1,919,815 18,477 3.82% 1,653,659 14,434 3.43%
Non-interest-earning assets 106,976

87,764

Total assets $ 2,026,791 $ 1,741,423
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking $ 66,585 19 0.11% $ 55,621 16 0.11%
Saving and money market deposits 823,521 1,141 0.55% 627,654 501 0.32%
Time deposits 217,023 363 0.66% 229,055 306 0.53%
Total interest-bearing deposits 1,107,129 1,523 0.55% 912,330 823 0.36%
FHLB advances and other borrowings 43,935 180 1.63% 36,000 140 1.52%
Total interest-bearing liabilities 1,151,064 1,703 0.59% 948,330 963 0.40%
Non-interest-bearing demand deposits 655,853

564,928

Other non-interest-bearing liabilities 34,586 33,156
Total

liabilities
1,841,503

1,546,414

Stockholders' equity 185,288 195,009
Total liabilities and stockholders' equity $ 2,026,791

$ 1,741,423

Net interest income $ 16,774 $ 13,471
Net interest spread
(4)
3.23% 3.03%
Net interest margin
(5)
3.47% 3.19%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021
Pre-tax pre-provision ("PTPP") income:
Net income $ 5,558 $ 5,295 $ 4,854 $ 5,650 $ 6,593
Plus: Provision for income taxes 1,963 1,708 1,858 1,751 2,088
Plus: Provision for credit losses 910 705 - - -
PTPP income $ 8,431 $ 7,708 $ 6,712 $ 7,401 $ 8,681
PTPP return on average assets:

PTPP income $ 8,431 $ 7,708 $ 6,712 $ 7,401 $ 8,681
Average assets $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423
PTPP return on average assets
(1)
1.65% 1.57% 1.42% 1.61% 1.98%

Operating net income:
Net income $ 5,558 $ 5,295 $ 4,854 $ 5,650 $ 6,593
Less: Net gains (losses) on sale of securities (558) (3) 21 35 (70)
Less: Tax effect on sale of securities 141 1 (5) (9) 17
Operating net income $ 5,975 $ 5,297 $ 4,838 $ 5,624 $ 6,646

Operating PTPP income:
PTPP income $ 8,431 $ 7,708 $ 6,712 $ 7,401 $ 8,681
Less: Net gains (losses) on sale of securities (558) (3) 21 35 (70)
Operating PTPP income $ 8,989 $ 7,711 $ 6,691 $ 7,366 $ 8,751
Operating PTPP return on average assets:

Operating PTPP income $ 8,989 $ 7,711 $ 6,691 $ 7,366 $ 8,751
Average assets $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423
Operating PTPP return on average assets
(1)
1.76% 1.57% 1.42% 1.60% 1.99%

Operating return on average assets:
Operating net income $ 5,975 $ 5,297 $ 4,838 $ 5,624 $ 6,646
Average assets $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423
Operating return on average assets
(1)
1.17% 1.08% 1.03% 1.22% 1.51%
(1)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 177,417 $ 180,068 $ 192,039 $ 203,897 $ 201,918
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 177,417 $ 180,068 $ 192,039 $ 203,897 $ 201,918
Total shares issued and outstanding (at period-end):
(2)

Class A common shares 20,000,753 20,000,753 20,000,753 19,991,753 18,767,541
Class B common shares - - - - 1,224,212
Total common shares issued and outstanding 20,000,753 20,000,753 20,000,753 19,991,753 19,991,753
Tangible book value per common share
(3)
$ 8.87 $ 9.00 $ 9.60 $ 10.20 $ 10.10
Operating net income available to common stockholders:
(1)

Net income $ 5,558 $ 5,295 $ 4,854 $ 5,650 $ 6,593
Less: Preferred dividends - - - - 542
Less: Exchange and redemption of preferred shares
(2)
- - - - 89,585
Net income (loss) available to common stockholders 5,558 5,295 4,854 5,650 (83,534)
Add back: Exchange and redemption of preferred shares - - - - 89,585
Operating net income avail. to common stock $ 5,558 $ 5,295 $ 4,854 $ 5,650 $ 6,051
Allocation of operating net income per common stock

class:
Class A common stock $ 5,558 $ 5,295 $ 4,854 $ 5,650 $ 5,598
Class B common stock $ - $ - $ - $ - $ 453
Weighted average shares outstanding:

Class A common stock
Basic 20,000,753 20,000,753 19,994,953 18,913,914 15,121,460
Diluted 20,148,208 20,171,261 20,109,783 19,023,686 15,121,460
Class B common stock

Basic - - - - 6,121,052
Diluted - - - - 6,121,052
Diluted EPS:
(4) (5)
Class A common stock

Net income (loss) per diluted share $ 0.28 $ 0.26 $ 0.24 $ 0.30 $ (5.11)
Add back: Exchange and redemption of preferred shares - - - - 5.48
Operating net income per diluted share $ 0.28 $ 0.26 $ 0.24 $ 0.30 $ 0.37
Class B common stock

Net income (loss) per diluted share $ - $ - $ - $ - $ (1.02)
Add back: Exchange and redemption of preferred shares - - - - 1.09
Operating net income per diluted share $ - $ - $ - $ - $ 0.07
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

During the quarter ended September 30, 2021, 47,473

shares of Class C preferred stock and 11,061,552 shares of Class D preferred stock were converted into
10,278,072 shares of Class A common stock. Additionally, the Bank closed on the initial public offering of its Class A common stock on July 27,

2021, in which it
issued 4,600,000 shares of Class A common stock. As such,

the total shares issued and outstanding of Class A common

stock was 18,767,541 shares at September 30,
2021.
(3)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(4)

During the quarter ended September 30, 2021, basic

net loss per share is the same as diluted net loss per share as the inclusion of all potential common shares
outstanding would have been antidilutive.

(5)

During the quarter ended December 31, 2021, the Company

entered into agreements with the Class B common

shareholders to exchange all outstanding Class B
non-voting common stock for Class A voting common stock

at a ratio of 1 share of Class A common stock for

each 5 shares of Class B non-voting common stock. In
calculating net income (loss) per diluted share for the prior quarters presented, the allocation of operating net income available to common stockholders was based on
the weighted average shares outstanding per common share

class to the total weighted average shares outstanding

during each period. The operating net income
allocation was calculated using the weighted average shares

outstanding of Class B common stock on an as-converted basis.